Exhibit 99.1

PRESS RELEASE	II-VI Incorporated 375 Saxonburg Boulevard Saxonburg, PA 16056

II-VI INCORPORATED ANNOUNCES RECLASSIFIED SEGMENT

INFORMATION UNDER ITS REALIGNED ORGANIZATIONAL STRUCTURE

PITTSBURGH, September 18, 2019 (GLOBE NEWSWIRE) - As of July 1, 2019, II-VI Incorporated (NASDAQ: IIVI) (“II-VI” or the “Company”) has realigned its organizational structure into two reporting segments: (i) Compound Semiconductors and (ii) Photonic Solutions, for the purpose of making operational decisions and assessing financial performance. The Company will report financial information under these new reporting segments in fiscal 2020.

This press release should be read in conjunction with the audited consolidated financial statements and notes thereto included in the Company’s 2019 Annual Report on Form 10-K.

Reclassified Select Segment Information

The following information includes segment revenues, segment operating income and operating margin and segment adjusted operating income and margin. Segment operating income is defined as earnings before income taxes, interest expense and other expense or income, net. All adjusted amounts exclude certain non-GAAP adjustments for share-based compensation, acquired amortization expense, certain one-time transaction expenses and the impact of the Tax Cuts and Jobs Act. The Book to Bill ratio is calculated by dividing orders the Company expects to convert to revenue within the next twelve months by revenues recognized during the period.

The following information represents the reclassified select segment information for the periods presented ($000, except for %).

T. 724.352.4455 | ii-vi.com	1

	Year Ended	Three Months Ended				Year Ended
	June 30,	September 30,	December 31,	March 31,	June 30,	June 30,
	2018	2018	2018	2019	2019	2019
Book to Bill:
Photonic Solutions	1.01	1.09	1.04	1.17	0.96	1.06
Compound Semiconductors	1.06	1.00	1.15	0.93	0.87	0.99
Consolidated	1.04	1.04	1.10	1.05	0.91	1.02
Revenues:
Photonic Solutions	$486.5	$135.1	$159.7	$166.5	$177.5	$638.8
Compound Semiconductors	672.3	179.3	183.2	175.9	185.2	723.6

Consolidated	$1,158.8	$314.4	$342.9	$342.4	$362.7	$1,362.4

Operating Income:
Photonic Solutions	$63.2	$15.9	$23.1	$20.7	$22.2	$81.9
Compound Semiconductors	73.6	21.3	23.6	14.4	23.1	82.4
Transaction expenses from merger	—	—	(7.1)	(3.9)	(4.6)	(15.6)

Consolidated	$136.8	$37.2	$39.6	$31.2	$40.7	$148.7

Adjusted Operating Income:
Photonic Solutions	$83.2	$22.2	$29.2	$27.0	$28.2	$106.6
Compound Semiconductors	89.9	25.9	28.0	20.4	28.7	103.1

Consolidated	$173.1	$48.1	$57.3	$47.4	$56.9	$209.7

Operating Margin:
Photonic Solutions	13.0%	11.8%	14.5%	12.4%	12.5%	12.8%
Compound Semiconductors	10.9%	11.9%	12.9%	8.2%	12.5%	11.4%
Consolidated	11.8%	11.8%	11.5%	9.1%	11.2%	10.9%
Adjusted Operating Margin:
Photonic Solutions	17.1%	16.4%	18.3%	16.2%	15.9%	16.7%
Compound Semiconductors	13.4%	14.5%	15.3%	11.6%	15.5%	14.2%
Consolidated	14.9%	15.3%	16.7%	13.8%	15.7%	15.4%

	Year Ended	Three Months Ended				Year Ended
	June 30,	September 30,	December 31,	March 31,	June 30,	June 30,
	2017	2017	2017	2018	2018	2018
Book to Bill:
Photonic Solutions	1.08	0.74	0.99	1.08	1.17	1.01
Compound Semiconductors	1.12	1.14	1.09	1.17	0.93	1.06
Consolidated	1.10	0.96	1.05	1.13	1.03	1.04
Revenues:
Photonic Solutions	$440.4	$116.0	$115.3	$122.0	$133.2	$486.5
Compound Semiconductors	531.7	145.5	166.2	172.7	187.9	672.3

Consolidated	$972.0	$261.5	$281.5	$294.7	$321.1	$1,158.8

Operating Income:
Photonic Solutions	$66.5	$19.5	$16.2	$14.0	$13.5	$63.2
Compound Semiconductors	49.1	10.3	16.3	20.5	26.5	73.6
Transaction expenses from merger	—	—	—	—	—	—

Consolidated	$115.6	$29.8	$32.5	$34.5	$40.0	$136.8

Adjusted Operating Income:
Photonic Solutions	$84.0	$25.7	$22.1	$17.6	$17.8	$83.2
Compound Semiconductors	60.3	16.0	19.6	24.1	30.2	89.9

Consolidated	$144.3	$41.8	$41.7	$41.6	$48.0	$173.1

Operating Margin:
Photonic Solutions	15.1%	16.8%	14.0%	11.5%	10.1%	13.0%
Compound Semiconductors	9.2%	7.1%	9.8%	11.9%	14.1%	10.9%
Consolidated	11.9%	11.4%	11.5%	11.7%	12.5%	11.8%
Adjusted Operating Margin:
Photonic Solutions	19.1%	22.2%	19.2%	14.4%	13.4%	17.1%
Compound Semiconductors	11.3%	11.0%	11.8%	14.0%	16.1%	13.4%
Consolidated	14.8%	16.0%	14.8%	14.1%	14.9%	14.9%

Reconciliation of Segment Adjusted Operating Income to Reported Operating Income

	Year Ended	Three Months Ended				Year Ended
	June 30,	September 30,	December 31,	March 31,	June 30,	June 30,
	2018	2018	2018	2019	2019	2019
Adjusted Photonic Solutions Operating Income	$83.2	$22.2	$29.2	$27.0	$28.2	$106.6
Stock Compensation	(10.5)	(2.3)	(2.3)	(3.8)	(3.6)	(12.0)
Amortization	(9.5)	(2.1)	(2.3)	(2.5)	(2.4)	(9.3)
Acquired businesses one-time expenses	—	(1.9)	(1.5)	—	—	(3.4)

Photonic Solutions Operating Income	$63.2	$15.9	23.1	$20.7	$22.2	$81.9

Adjusted Compound Semiconductors Operating Income	$89.9	$25.9	$28.0	$20.4	$28.7	$103.1
Stock Compensation	(9.2)	(3.0)	(2.6)	(4.1)	(3.2)	(13.0)
Amortization	(5.1)	(1.6)	(1.8)	(1.7)	(2.2)	(7.3)
Acquired businesses one-time expenses	(2.0)	—	—	(0.2)	(0.2)	(0.4)

Compound Semiconductors Operating Income	$73.6	$21.3	$23.6	$14.4	$23.1	$82.4

Transaction expenses related to pending merger	—	—	(7.1)	(3.9)	(4.6)	(15.6)

Total Operating Income	$136.8	$37.2	$39.6	$31.2	$40.7	$148.7

Adjusted Operating Income	$173.1	$48.1	$57.3	$47.4	$56.9	$209.7

	Year Ended	Three Months Ended				Year Ended
	June 30,	September 30,	December 31,	March 31,	June 30,	June 30,
	2017	2017	2017	2018	2018	2018
Adjusted Photonic Solutions Operating Income	$84.0	$25.7	$22.1	$17.6	$17.8	$83.2
Stock Compensation	(9.5)	(3.8)	(3.3)	(1.3)	(2.1)	(10.5)
Amortization	(8.1)	(2.4)	(2.6)	(2.3)	(2.2)	(9.5)
Acquired businesses one-time expenses	—	—	—	—	—	—

Photonic Solutions Operating Income	$66.5	$19.5	$16.2	$14.0	$13.5	$63.2

Adjusted Compound Semiconductors Operating Income	$60.3	$16.0	$19.6	$24.1	$30.2	$89.9
Stock Compensation	(6.6)	(2.4)	(2.1)	(2.4)	(2.3)	(9.2)
Amortization	(4.6)	(1.3)	(1.2)	(1.2)	(1.4)	(5.1)
Acquired businesses one-time expenses	—	(2.0)	—	—	—	(2.0)

Compound Semiconductors Operating Income	$49.1	$10.3	$16.3	$20.5	$26.5	$73.6

Transaction expenses related to pending merger	—	—	—	—	—	—

Total Operating Income	$115.6	$29.8	$32.5	$34.5	$40.0	$136.8

Adjusted Operating Income	$144.3	$41.7	$41.7	$41.7	$48.0	$173.1

Reclassified Select Segment Footnote Information from Fiscal Year 2019 Annual Report on Form 10-K

	Photonic	Compound	Eliminations
	Solutions	Semiconductors	& Other (1)	Total
($000)
2019
Revenues	$638,889	$723,607	$—	$1,362,496
Inter-segment revenues	12,568	94,405	(106,973)	—
Operating income	81,898	82,414	(15,643)	148,668
Interest expense	—	—	—	(22,417)
Other income, net	—	—	—	2,562
Income taxes	—	—	—	(21,296)
Net earnings	—	—	—	107,517
Depreciation and amortization	26,273	66,092	—	92,365
Expenditures for property, plant & equipment	44,851	83,899	—	128,750
Segment assets	681,610	1,272,163	—	1,953,773
Goodwill	134,057	185,721	—	319,778

	Photonic	Compound	Eliminations
	Solutions	Semiconductors	& Other (1)	Total
($000)
2018
Revenues	$486,485	$672,309	$—	$1,158,794
Inter-segment revenues	24,867	37,723	(62,591)	—
Operating income	63,152	73,611	—	136,763
Interest expense	—	—	—	(18,352)
Other income, net	—	—	—	3,783
Income taxes	—	—	—	(34,192)
Net earnings	—	—	—	88,002
Depreciation and amortization	23,242	57,528	—	80,770
Expenditures for property, plant & equipment	36,122	125,201	—	161,323
Segment assets	554,574	1,207,087	—	1,761,661
Goodwill	109,670	161,008	—	270,678

	Photonic	Compound	Eliminations
	Solutions	Semiconductors	& Other (1)	Total
($000)
2017
Revenues	$440,361	$531,685	$—	$972,046
Inter-segment revenues	18,223	34,740	(52,963)	—
Operating income	66,462	49,094	—	115,556
Interest expense	—	—	—	(6,809)
Other income, net	—	—	—	10,041
Income taxes	—	—	—	(23,514)
Net earnings	—	—	—	95,274
Depreciation and amortization	21,612	42,025	—	63,637
Expenditures for property, plant & equipment	28,811	114,134	—	142,945

1)	Eliminations and Other include eliminating inter-segment sales and transfers as well as transaction costs related to the pending Finisar acquisition.

Use of Non-GAAP Financial Measures

The Company has disclosed financial measurements in this press release that present financial information considered to be non-GAAP financial measures. These measurements are not a substitute for GAAP measurements, although the Company’s management uses these measurements as an aid in monitoring the Company’s on-going financial performance. Segment adjusted operating income measures segment operating income excluding non-recurring or unusual items that are considered by the management to be outside the segment’s standard operation and excluding certain non-cash items. There are limitations associated with the use of non-GAAP financial measures, including that such measures may not be entirely comparable to similarly titled measures used by other companies, due to potential differences among calculation methodologies. Thus, there can be no assurance that items excluded from the non-GAAP financial measures will not occur in the future, or that there could be cash costs associated with items excluded from the non-GAAP financial measures. The Company compensates for these limitations by using these non-GAAP financial measures as supplements to GAAP financial measures and by providing the reconciliations of the non-GAAP financial measures to their most comparable GAAP financial measures. Investors should consider adjusted measures in addition to, and not as a substitute for, or superior to, financial performance measures prepared in accordance with GAAP.

About II-VI Incorporated

II-VI Incorporated, a global leader in engineered materials and optoelectronic components, is a vertically integrated manufacturing company that develops innovative products for diversified applications in the industrial, optical communications, military, life sciences, semiconductor equipment, and consumer markets. Headquartered in Saxonburg, Pennsylvania, the Company has research and development, manufacturing, sales, service, and distribution facilities worldwide. The Company produces a wide variety of application-specific photonic and electronic materials and components, and deploys them in various forms, including integrated with advanced software to enable our customers. For more information, please visit us at www.ii-vi.com.

Forward-looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed transaction with Finisar Corporation (“Finisar”) and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements, including the failure to consummate the proposed transaction or to make any filing or take other action required to consummate such transaction in a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important factors that may cause such a difference include, but are not limited to: (i) the ability of II-VI and Finisar to complete their proposed transaction on the anticipated terms and timing or at all, (ii) the ability of the parties to satisfy the conditions to the closing of the proposed transaction, including obtaining required regulatory approvals, (iii) potential litigation relating to the proposed transaction, which could be instituted against II-VI, Finisar or their respective directors, (iv) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction, (v) the triggering of any third party contracts containing consent and/or other similar provisions, (vi) any negative effects of the announcement of the transaction on the market price of Finisar’s common stock and/or negative effects of the announcement or commencement of the transaction on the market price of II-VI’s common stock, (vi) any negative effects of the commencement of the proposed transaction on the market price of II-VI’s common stock, (vii) uncertainty as to the long-term value of II-VI’s common stock, and thus the value of the II-VI shares to be issued in the proposed transaction, (viii) any unexpected impacts from unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition and losses on the future prospects, business and management strategies for the management, expansion and growth of the combined company’s operations after the consummation of the proposed transaction and on the other conditions to the completion of the merger, (ix) inherent risks, costs and uncertainties associated with integrating the businesses successfully and achieving all or any of the anticipated synergies related to the proposed transaction, (x) potential disruptions from the proposed transaction that may harm II-VI’s or Finisar’s respective businesses, including current plans and operations, (xi) the ability of II-VI and Finisar to retain and hire key personnel, (xii) adverse legal and regulatory developments or determinations or adverse changes in, or interpretations of, U.S. or foreign laws, rules or regulations, that could delay or prevent completion of the proposed transaction or cause the terms of the proposed transaction to be modified, (xiii) the ability of II-VI to obtain or consummate financing or refinancing related to the transaction upon acceptable terms or at all, (xiv) economic uncertainty due to monetary or trade policy, political or other issues in the United States or internationally, (xv) any unexpected fluctuations or weakness in the U.S. and global economies, (xvi) changes in U.S. corporate tax laws as a result of the Tax Cuts and Jobs Act of 2017 and any future legislation, (xvii) foreign currency effects on II-VI’s and Finisar’s respective businesses, (xviii) competitive developments including pricing pressures, the level of orders that are received and can be shipped in a quarter, changes or fluctuations in customer and end-user order patterns, and seasonality, (xix) changes in utilization of II-VI or Finisar’s manufacturing capacity and II-VI’s ability to effectively manage and expand its production levels, (xx) the timely release of new products and acceptance of such new products by the market, (xxi) the introduction of new products by competitors and other competitive responses, (xxii) II-VI’s ability to assimilate recently acquired businesses, and risks, costs and uncertainties associated with such acquisitions, (xxiii) II-VI’s ability to achieve the anticipated benefits of capital investments that it makes, (xxiv) the ability of II-VI to devise and execute strategies to respond to market conditions, (xxv) disruptions in II-VI’s business or the businesses of its customers or suppliers due to natural disasters, terrorist activity, armed conflict, war, worldwide oil prices and supply, public health concerns or disruptions in the transportation system, (xxvi) the responses by the respective managements of II-VI and Finisar to any of the aforementioned factors, and (xxvii) the failure of any one or more of the assumptions stated above to prove to be correct. Additional risks are described under the heading “Risk Factors” in II-VI’s Annual Report on Form 10-K for the year ended June 30, 2019, filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 16, 2019 and in Finisar’s Annual Report on Form 10-K for the year ended April 28, 2019 filed with the SEC on June 14, 2019.

These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the joint proxy statement/prospectus included in the registration statement on Form S-4 (File No. 333-229052) filed with the SEC in connection with the proposed transaction (the “Form S-4”). While the list of factors discussed above is, and the list of factors presented in the Form S-4 are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Neither II-VI nor Finisar assumes any obligation to publicly provide revisions or updates to any forward looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

CONTACT:	Mark Lourie

Vice President, Corporate Communications

corporate.communications@ii-vi.com

www.ii-vi.com/contact-us

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